Emerald Financial Corp.
S-8 Registration




                              EXHIBIT NO. 23.1 (a)

                               CONSENT OF EXPERTS

                              KPMG PEAT MARWICK LLP

Emerald Financial Corp.
S-8 Registration



             KPMG Peat Marwick LLP

                  1500 National City Center
                  1900 East Ninth Street
                  Cleveland, OH  44114-3495


             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS




The Board of Directors
Emerald Financial Corp.

         We consent to the use of our report incorporated herein by reference.


/s/ KPMG Peat Marwick LLP

Cleveland, Ohio
April 27, 1998



                                       12